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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982

                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

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                         Supplement Dated March 18, 2004
                                       to
                         Prospectus Dated April 9, 2003

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Select Value Fund - Investment Management Team

         Effective March 18, 2004, the Select Value Fund will be managed by a team of investment professionals, consisting of Hugh F. Denison, David C. Fondrie, Eric J. Miller, Theodore D. Baszler and M. Gerald Sandel. The team will jointly develop and implement investment strategies for the Select Value Fund. Mr. Sandel will remain on the investment management team for the Select Value Fund until April 30, 2004, when he will be leaving Heartland Advisors to pursue other opportunities.

         Mr. Denison has served as a portfolio manager of the Select Value Fund and as a Portfolio Manager and Senior Vice President for Heartland Advisors since March 2004. He previously was Shareholder Ombudsman for Heartland Advisors from January 1996 to March 2004. Mr. Denison served as Vice President, Director of Research and Portfolio Manager for Heartland Advisors from 1988 to 1996. Mr. Denison was also a director of Heartland Group, Inc. from May 1989 to November 2003.

         Mr. Fondrie, a Certified Public Accountant (CPA), has served as a portfolio manager of the Select Value Fund since March 2004. Mr. Fondrie has served as Director of Research for Heartland Advisors since 2001, having joined the firm in December 1994 as an Equity Research Analyst. Previously, he had been President of Casino Resource Corporation from 1993 to 1994, Executive Vice President and Chief Financial Officer of Ransomes, Inc. from 1987 to 1991, and a Senior Manager with Price Waterhouse from 1976 to 1987.

         Mr. Miller, a Certified Management Accountant (CMA), has served as a portfolio manager for the Select Value Fund since September 1999. He has also served as portfolio co-manager of the Value Fund since July 1997 and has served on the investment management team for the Value Plus Fund since April 2003. Mr. Miller, who also serves as a portfolio manager for advisory clients, is a Senior Vice President and a Director of Heartland Advisors, having joined the firm as an Equity Research Analyst in January 1994, and since January 2004 has served as Chief Executive Officer of Heartland. Prior to that time, Mr. Miller had been with American Appraisal Associates,

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Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

         Mr. Baszler, a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA), has served as a portfolio manager of the Select Value Fund since March 2004. He has been a Portfolio Manager for Heartland Advisors since 2001, after serving as a Research Analyst and Associate Portfolio Manager from 2000 to 2001 and a Senior Mutual Funds Accountant from 1994 to 2000. Prior to joining Heartland Advisors, Mr. Baszler had been a Senior Investment Accountant with Firstar Trust Company from 1990 to 1994.

         Mr. Sandel, a Chartered Financial Analyst (CFA), has served as a portfolio manager of the Select Value Fund since September 1999, having joined Heartland Advisors in August 1999 as Senior Vice President. He was previously a Senior Vice President and principal of Stein Roe & Farnham Incorporated and portfolio manager for institutional and mutual fund accounts since July 1997 and served as a portfolio co-manager for the Value Plus Fund from January 2001 to April 2003. Prior to that time, Mr. Sandel was Vice President of M&I Investment Management Corporation since October 1993, where he was a portfolio manager for institutional and mutual fund accounts.

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